SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

(21)SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of this audit report. No other events require adjustment to or disclosure in the consolidated financial statements other than the following:

In February 2025, one of the directors ceased to be a director of the Company, and 137,502 restricted shares granted to the director but not yet vested have been forfeited.

In March 2025, Huanqiuyimeng invested in a new company, pursuant to which Huanqiuyimeng shall invest RMB0.3 million in cash representing 30% equity interests of the new company. The capital contribution obligations of Huanqiuyimeng amounting to RMB0.3 million is due in March 2030.

Between January to March 2025, the Company has drawn down credit line of RMB13.0 million of the 2024 Facility described in Note 10.